EXHIBIT 99.1

                               NOTEHOLDERS REPORT
                       CRUSADE GLOBAL TRUST NO. 1 OF 2004
                       COUPON PERIOD ENDING 16 APRIL 2004

USD Notes
---------

                    FV Outstanding (USD)     Bond Factor   Coupon Rate   Coupon Payments  Principal Payments    Charge Offs
                                                                              (USD)             (USD)             (USD)
                    --------------------     -----------   -----------   ---------------  ------------------    -----------
Class A-1 Notes       965,524,343.03          96.552434%     1.25355%      1,741,041.67     34,475,656.97          0.00


                    FV Outstanding (AUD)     Bond Factor   Coupon Rate   Coupon Payments  Principal Payments    Charge Offs
                                                                              (AUD)             (AUD)             (AUD)
                    --------------------     -----------   -----------   ---------------  ------------------    -----------
Class A-2 Notes       675,867,040.12          96.552434%     5.8435%      5,603,356.16     24,132,959.88          0.00
Class B Notes          30,100,000.00         100.000000%     6.2535%        257,849.79              0.00          0.00
Class C Notes           4,600,000.00         100.000000%     6.4535%         40,665.89              0.00          0.00

                                                                       31-Mar-04
Pool Summary                                                              AUD
------------
Outstanding Balance - Variable Rate Housing Loans                  1,611,449,815
Outstanding Balance - Fixed Rate Loans                               304,474,927
Number of Loans                                                           10,691
Weighted Average Current LVR                                              60.60%
Average Loan Size                                                        179,209
Weighted Average Seasoning                                               18 mths
Weighted Average Term to Maturity                                       298 mths


Principal Collections                                                     AUD
---------------------
Scheduled Principal Payments                                        7,379,730.17
Unscheduled Principal Payments                                     71,174,376.89
Redraws                                                             7,168,324.00

Principal Collections                                              71,385,783.06


Total Available Principal                                                AUD
-------------------------
Principal Collections                                              71,385,783.06
Principal Charge Offs                                                       0.00
Principal Draw                                                      3,996,039.03
Total Available Principal                                          67,389,744.03

Outstanding Principal Draws
From Previous Period                                                        0.00

Principal Distributed                                              67,389,744.03
Principal Retained                                                          0.00


Total Available Funds                                                    AUD
---------------------
Available Income                                                   18,559,792.76
Principal Draw                                                      3,996,039.03
Liquidity Draw                                                              0.00

Total Available Funds                                              22,555,831.79


Redraw & Liquidity Facilities                                            AUD
-----------------------------
Redraw Shortfall                                                            0.00
Redraw Carryover Charge Offs                                                0.00


CPR
---
                                   Jan-04             Feb-04              Mar-04
                                   ------             ------              ------
                 1 mth CPR           N/A               N/A                27.77%


Arrears
-------
                                       % of pool
                                      (by number)
                                      -----------
31 - 59 days                             0.17%
60 - 89 days                             0.00%
90+ days                                 0.00%
Defaults*                                 Nil
Losses                                    Nil